UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 10, 2023

Date of Report (date of earliest event reported)
APYX MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12183	11-2644611
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5115 Ulmerton Road, Clearwater, Florida 33760
(Address of principal executive offices, zip code)
(727) 384-2323
Registrant's telephone number, including area code
_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 10, 2023, the following proposals were submitted to the stockholders of Apyx Medical Corporation (the “Company”) at its annual meeting of stockholders: (1) the election of eight (8) directors; (2) the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and (3) the approval of the Company’s 2023 Share Incentive Plan. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 23, 2023.

The following are the final voting results for each proposal.

Proposal 1:	The Company’s stockholders elected each of the following eight (8) directors to serve on the Board of Directors of the Company until their respective successors have been duly elected and qualified, by the following vote:

	Name	Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained

	Andrew Makrides	18,748,227	224,464	16,442

	Charles D. Goodwin	18,952,000	21,091	16,042

	John Andres	18,725,266	136,424	127,443

	Michael Geraghty	18,739,231	122,377	127,525

	Lawrence J. Waldman	18,739,489	122,121	127,523

	Craig Swandal	18,809,417	52,193	127,523

	Minnie Baylor-Henry	18,739,671	122,019	127,443

	Wendy Levine	18,806,895	55,195	127,043

Proposal 2:	The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 by the following vote:
	Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained
	24,542,917	26,534	53,343

Proposal 3:	The Company’s stockholders approved the Company’s 2023 Share Incentive Plan by the following vote:
	Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained
	15,970,459	1,405,162	1,613,512

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2023	Apyx Medical Corporation

	By:	/s/ Tara Semb
Tara Semb
Chief Financial Officer, Secretary and Treasurer